Exhibit 4.1

Common Shares                                                     Common Shares


                                 [CONSECO LOGO]


INCORPORATED UNDER THE
LAWS OF THE STATE OF
 DELAWARE         THIS CERTIFICATE IS TRANSFERABLE IN THE CITIES OF
                    CHARLOTTE, NC AND NEW YORK, NY
                                            CUSIP  208464 88 3
                                            See Reverse For Certain Definitions

THIS CERTIFIES THAT


is the owner of

 the above stated number of fully paid and non-assessable Common Shares, par value $.01 per share, of

                                  CONSECO, INC.

transferable on the books of the Company by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Company and the facsimile signatures of the duly authorized officers of the Company.

Dated:

     Secretary                                                   President
                                  CONSECO, INC.
                                 CORPORATE SEAL
                                    DELAWARE


                          COUNTERSIGNED AND REGISTERED:
                               WACHOVIA BANK, N.A.
                          By:                           TRANSFER AGENT
                                                        AND REGISTRAR

INFORMATION REGARDING THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES AND LIMITATIONS APPLICABLE TO EACH CLASS OF STOCK AND SERIES THEREOF (AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO DETERMINE VARIATIONS FOR FUTURE SERIES) WILL BE FURNISHED WITHOUT CHARGE UPON WRITTEN REQUEST ADDRESSED TO CONSECO, INC., INVESTOR RELATIONS, 11825 N. PENNSYLVANIA ST., CARMEL, INDIANA 46032.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.
TEN COM    as tenants in common UNIFG GIFT MIN ACT          Custodian
TEN ENT    as tenants by entireties               ----------         ----------
JT TEN     as joint tenants with right of          (Cust)              (Minor)
           survivorship and not as tenants       under Unifrom Gifts to Minors
           in common                             Act
                                                      -----------------------
                                                            (State)
     Additional abbreviations may also be used though not in the above list.

For Value Received,                        hereby sell, assign and transfer unto
(Please insert Social Security or other
identifying number of assignee)





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Please print or typewrite name and address including postal zip code of assignee

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                                                          Shares represented by
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the within Certificate, and do hereby irrevocably constitute and appoint

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                                                                       Attorney
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to transfer the said shares on the books of the within-names Corporation with full power of substitution in the premises.

Dated:
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AFFIX MEDALLION SIGNATURE            X
GUARANTEE IMPRINT BELOW               -----------------------------------------

                                     X
                                      ------------------------------------------


                                      ------------------------------------------
                                      ABOVE SIGNATURE(S) TO THIS ASSIGNMENT MUST
                                      CORRESPOND WITH THE NAME AS WRITTEN UPON
                                      THE FACE OF THIS CERTIFICATE IN EVERY
                                      PARTICULAR, WTHOUT ALTERATION OR
                                      ENLARGEMENT, OR ANY CHANGE WHATEVER. THE
                                      SIGNATURE(S) MUST BE GUARANTEED BY AN
                                      ELIGIBLE GUARANTOR INSTITUTION SUCH AS A
                                      SECURITIES BROKER/DEALER, COMMERCIAL BANK
                                      & TRUST COMPANY, SAVINGS AND LOAN
                                      ASSOCIATION OR A CREDIT UNION
                                      PARTICIPATING IN A MEDALLION PROGRAM
                                      APPROVED BY THE SECURITIES TRANSFER
                                      ASSOCIATION, INC.